                                                              EXHIBIT 10 (j)(xi)

                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                           Dated as of March 31, 1997


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

      RE: Amendment No. 10, Waiver and Consent to Credit Agreement (the "Amendment")

Dear Marcie:

            We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

            The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

            The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                    AGREEMENT

PART I:  AMENDMENT AND WAIVER

      1.    Amendment to Credit Agreement.

            The parties hereto hereby agree that subject to the prior satisfaction of all conditions precedent to the effectiveness of this Amendment set forth in Part I, Section 4, the Credit Agreement shall be automatically amended, as follows:

            (a) Section 8.02 (d) [LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.], shall be amended by adding the following sentence after the last sentence thereof:

                  "Notwithstanding anything herein or in any other Loan Document to the contrary, for periods on and after March 31, 1997 neither NovaCare nor any other Loan Party nor any Subsidiary of any Loan Party shall at any time become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock or other ownership interests of any other entity or Person which engages in the business of a Professional Employment Organization, other than the continued ownership of NovaCare's equity interest of common stock of NovaCare Employee Services, Inc., a Delaware corporation, such equity interest to be in an amount which at no time shall exceed the amount of such interest as of March 31, 1997."

            (b) Section 8.02(i) [LOANS AND INVESTMENTS], clause (iv) shall be deleted in its entirety, and the following clause (iv) shall be inserted in lieu thereof:

                  "(iv) Permitted Intercompany Indebtedness, and Investments by the Loan Parties in other Loan Parties; provided, however, that for periods on and after March 31, 1997 the Investments by the Loan Parties in other Loan Parties which are engaged in the business of a Professional Employment Organization shall be limited solely to the Investment by NovaCare in NovaCare Employee Services, Inc., a Delaware corporation, such Investment to be in an amount which at no time shall exceed the amount of such Investment as of March 31, 1997; and"

            (c) Section 8.02(n) [FUNDED DEBT TO CASH FLOW FROM OPERATIONS] is hereby amended and restated in its entirety to read as follows:

                  "(n) Funded Debt to Cash Flow From Operations. The Loan Parties shall not permit the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratio set forth below during the period specified below:

                                              RATIO OF CONSOLIDATED
                                              FUNDED DEBT TO CONSOLIDATED
        PERIOD                                CASH FLOW FROM OPERATIONS
        ------                                -------------------------
        Closing Date through 6/30/1995              3.00 to 1.00
        7/1/1995 through 12/31/1995                 2.75 to 1.00
        1/1/1996 through 6/30/1996                  2.50 to 1.00
        7/1/1996 through 12/31/1996                 3.00 to 1.00
        1/1/1997 through 6/30/1997                  2.75 to 1.00
        7/1/1997 and thereafter                     2.50 to 1.00"


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      2.    Background; Certain Representations, Warranties and Covenants of
            Loan Parties.

            NovaCare advises the Banks that during the fiscal quarter ended March 31, 1997, the Loan Parties entered into acquisition transactions and during the fiscal quarter ended June 30, 1997, the Loan Parties anticipate entering into acquisition transactions, in all such cases the aggregate Consideration with respect to which exceeds the $150,000,000 limitation for Consideration paid by the Loan Parties for Permitted Acquisitions in any fiscal year, as set forth in Section 8.02(d)(ii)(g) of the Credit Agreement.

            The Loan Parties represent and warrant that Part A of Exhibit 1 hereto sets forth a complete and accurate list of each acquisition completed during the fiscal quarter ended March 31, 1997, providing adequate detail of the following for each acquisition: (i) the name of the acquired entity; (ii) whether such acquired entity has joined the Credit Agreement as a Borrower or a Guarantor; (iii) the line of (i) business of the acquired entity; and (iv) the Consideration paid by the Loan Parties for the Permitted Acquisition. The Loan Parties represent that all of the equity interests of each acquired entity or of the entity which acquired such assets have been pledged to the Agent for the benefit of the Banks on a first priority perfected basis.

            The Loan Parties represent and warrant that Part B of Exhibit 1 hereto sets forth a complete and accurate list of each acquisition expected to be completed during the fiscal quarter ended June 30, 1997, providing adequate detail of the following for each acquisition: (i) the name of the entity to be acquired; (ii) whether such entity will join the Credit Agreement as a Borrower or a Guarantor; (iii) the line of business of the entity to be acquired; and
(iv) a good faith estimate of the expected Consideration to be paid by the Loan Parties for the entity or such assets. The Banks acknowledge that the Consideration set forth on Part B of Exhibit 1, is subject to final negotiation of the terms of each transaction and that, without prior approval of the Banks, the Loan Parties may increase the aggregate Consideration for each transaction by not more than 25% of the original estimated Consideration for such transactions as set forth on Part B of Exhibit 1.

      3.    Waiver Relating to Liquidations, Mergers, Consolidations,
            Acquisitions.

            The Banks hereby waive the aggregate limitation of $150,000,000 of Permitted Acquisitions set forth in Section 8.02(d), clause (ii)(g) [Liquidations, Mergers, Consolidations, Acquisitions] made by the Loan Parties in the fiscal year ended June 30, 1997, to permit the Loan Parties to consummate certain acquisitions listed on Exhibit 1 hereto made during the fiscal quarter ended March 31, 1997 or to be made during the fiscal quarter ending June 30, 1997, provided that such acquisitions are made during the time periods and for the Consideration listed on Exhibit 1 and so long as each Permitted Acquisition otherwise complies with Section 8.02(d) of the Credit Agreement (including without limitation that all equity interests of the entity acquired or which is acquiring assets have been pledged to the Agent for the benefit of the Banks on a first priority, perfected basis). The foregoing waiver is applicable only to the fiscal quarters ended March 31 and June 30, 1997, and to the extent that the acquisitions specified on Exhibit 1 are not completed on or before June 30, 1997, such acquisitions must be permitted by the provisions of Section 8.02(d) and the other provisions of the Credit Agreement. To the extent that the Loan Parties desire to substitute a potential acquisition listed on Part B of Exhibit I for a different acquisition, or desire to amend Exhibit 1 in any other manner, the prior consent of the Required Banks, which shall not be unreasonably withheld, shall be required. Within five (5) Business Days following receipt by the Banks from NovaCare of a request to amend Part B of Exhibit 1, any Bank objecting to the proposed amendment shall promptly notify NovaCare and the Agent of such objection. Any Bank not objecting to a proposed amendment within such time period shall be deemed to have consented to such proposed amendment.

      4.    Conditions of Effectiveness.

            The effectiveness of the Amendment and Waiver set forth in this Part I, Sections 1, 2 and 3 is expressly conditioned upon the occurrence and completion of all of the following to the satisfaction of the Agent, in its sole discretion:

                  (i) the Agent's receipt of counterparts of this Amendment duly executed by the Borrowers, the Guarantors and all of the Banks; and (ii) the Agent's receipt of a certificate signed by the President, Chief Executive Officer or Chief Financial Officer of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Amendment and that all conditions to the effectiveness of this Amendment have been met. Further, the representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), the Loan Parties shall have performed and complied with all covenants and conditions contained herein and in the Loan Documents; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist; the information set forth on Parts A and B of Exhibit 1 hereto shall be true and correct; and there shall be delivered to the Agent for the benefit of each Bank a certificate of the President, Chief Executive Officer or Chief Financial Officer of the Loan Parties dated as of the date hereof certifying as to each of the foregoing.

PART II:  AMENDMENT AND CONSENT REGARDING SPIN-OFF

      1. Background; Certain Representations, Warranties and Covenants of Loan Parties.

            NovaCare currently owns at least a 90% interest in a certain Professional Employment Organization known as NovaCare Employee Services, Inc., a Delaware corporation (the "Spin-Off Entity"). NovaCare plans to spin-off a percentage of its ownership interest in the Spin-Off Entity by either directly selling a portion of its ownership interest in the Spin-Off Entity or by having the Spin-Off Entity issue additional shares of capital stock through an initial public offering of stock (the "Spin-Off"). The Spin-Off will require the consent of the all of the Banks. NovaCare desires that after the Spin-Off, the Spin-Off Entity be classified as an Excluded Entity. NovaCare covenants that it shall consummate the Spin-Off only if: (i) the aggregate proceeds to NovaCare or the Spin-Off Entity (in either case, net of all reasonable and customary transaction fees and costs and net of federal, state and local income taxes in connection with the Spin-Off) shall be in an amount at least equal to the amount necessary to repay all indebtedness of the Spin-

Off Entity to NovaCare, including all accrued interest thereon, as of the date of consummation of the Spin-Off; (ii) a portion of the proceeds of the Spin-Off shall be used, on the date of consummation of the Spin-Off, by the Spin-Off Entity to repay all of the outstanding Indebtedness of the Spin-Off Entity to NovaCare, together with accrued interest thereon, which Indebtedness as of March 31, 1997 had an outstanding principal balance of $26 million; (iii) the Spin-Off shall occur on or before September 30, 1997, and after giving effect to the Spin-Off, NovaCare shall own at least 70% of all of the issued and outstanding equity interests of the Spin-Off Entity; and (iv) at least ten (10) days prior to consummation of the Spin-Off, NovaCare shall have delivered to the Agent copies of all documents in connection with the Spin-Off (the "Spin-Off Documents") which shall be in form and substance satisfactory to the Agent. The Loan Parties represent and warrant that after giving effect to the Spin-Off, no Event of Default or Potential Default shall exist or be continuing.

      2.    Consent of All Banks; Release of Certain Collateral.

            (a) The consent of the Banks, as hereinafter provided, is subject to the terms and conditions of this Amendment, including without limitation the accuracy of all representations and warranties of the Loan Parties with respect to the Spin-Off and the prior satisfaction of all covenants and all conditions precedent set forth in Part II, Section 4 hereof, and subject to the foregoing, the Banks hereby consent solely to either: (i) the spin-off of a portion of NovaCare's stock in the Spin-Off Entity as described above or (ii) the issuance by the Spin-Off Entity of additional shares of capital stock through an initial public offering of stock. For the limited purpose, solely of permitting the transactions described in the preceding sentence, the Banks hereby waive the limitations on sales set forth in Section 8.02(e)(iv) of the Credit Agreement.

            (b) Effective upon the consummation of the Spin-Off and satisfaction of all conditions precedent set forth in Part II, Section 4 hereof, the Banks consent to the release of their Lien upon the Stock of the Spin-Off Entity owned by NovaCare and authorize the Agent to take the actions required to so release such Lien.

      3.    Amendment to Credit Agreement - Effective Upon Consummation of
            Spin-Off.

            The parties hereto hereby agree that subject to the prior satisfaction of all conditions precedent as set forth in Part II, Section 4, effective upon the consummation of the Spin-Off, the Credit Agreement shall be automatically amended, as follows:

            (a) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Consolidated Cash Flow from Operations" and inserting in lieu thereof, the following:

                  "Consolidated Cash Flow from Operations for any period of determination shall mean (i) the sum of net income, depreciation, amortization, other non-cash charges, if any, deducted in the determination of net income, interest expense and income tax expense, minus (ii) non-cash credits, if any, included in the determination of net income, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP but without regard to net income and the other items described in clauses (i) and (ii) of this sentence attributable to NovaCare PEO (for periods on and after the Spin-Off Consummation) and without regard to net income and the other items described in clauses (i) and (ii) of this sentence attributable to Restricted Excluded Entities and; provided that, if a Loan Party shall have made one or more Permitted Acquisitions during such period, Consolidated Cash Flow from Operations shall be adjusted on a pro forma basis to give effect to all Permitted Acquisitions as if they had occurred at the beginning of such period; and provided further that if any Loan Party shall have effected one or more Permitted Asset Transfers during such period, Consolidated Cash Flow from Operations shall be adjusted on a pro forma basis to give effect to all such Permitted Asset Transfers as if they had occurred at the beginning of such period. The pro forma adjustments described in the previous sentence shall be made based upon historical financial statements for the four (4) fiscal quarters prior to the date of such Permitted Acquisition or Permitted Asset Transfer, as the case may be, which historical financial statements shall be reasonably satisfactory to the Agent."

            (b) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Consolidated Earnings Available for Fixed Charges" and inserting in lieu thereof, the following:

                  "Consolidated Earnings Available for Fixed Charges shall mean:

                      (A) for any period of determination from the Closing Date through, but not including, the Sixth Amendment Effective Date, the sum of net income, interest expense, income tax expense and expenses under operating leases, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP, but without regard to net income, interest expense, income tax expense and expenses under operating leases attributable to Restricted Excluded Entities; and

                      (B) for any period of determination from the Sixth Amendment Effective Date and thereafter, the sum of net income (excluding non-cash credits, if any, included in the determination of net income), interest expense, income tax expense, depreciation, amortization, other non-cash charges, if any, deducted in the determination of net income and expenses under operating leases, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP, but without regard to net income, interest expense, income tax expense, depreciation, amortization, other non-cash charges and expenses under operating leases attributable to NovaCare PEO (for periods on and after the Spin-Off Consummation) and without regard to such items attributable to Restricted Excluded Entities.

                      If a Loan Party shall have made one or more Permitted Acquisitions during any such period, Consolidated Earnings Available for Fixed Charges shall be adjusted on a pro forma basis to give effect to all Permitted Acquisitions as if they had occurred at the beginning of such period; and provided further that if any Loan Party shall have effected one or more Permitted Asset Transfers during such period, Consolidated Earnings Available for Fixed Charges shall be adjusted on a pro forma basis to give effect to all such Permitted Asset Transfers as if they had occurred at the beginning of such period. The pro forma adjustments described in the previous sentence shall be made based upon historical financial statements for the four (4) fiscal quarters prior to the date of such Permitted Acquisition or Permitted Asset Transfer, as the case may be, which historical financial statements shall be reasonably satisfactory to the Agent."

            (c) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Consolidated Fixed Charges" and inserting in lieu thereof, the following:

                  "Consolidated Fixed Charges shall mean:

                      (A) for any period of determination from the Closing Date through, but not including, the Sixth Amendment Effective Date, the sum of interest expense plus expenses under operating leases, in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP;

                      (B) for any period of determination from the Sixth Amendment Effective Date through and including the Spin-Off Consummation, the sum of interest expense, expenses under operating leases, income tax expense, current maturities of long term Indebtedness, and current principal payments under capitalized leases (for the twelve (12) month period following the date of determination), in each case of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP; and

                      (C) for any period of determination after the Spin-Off Consummation, the sum of interest expense, expenses under operating leases, income tax expense, current maturities of long term Indebtedness, and current principal payments under capitalized leases (for the twelve (12) month period following the date of determination), in each case of NovaCare and its Subsidiaries (other than NovaCare PEO) for such period determined and consolidated in accordance with GAAP.

                          If a Loan Party shall have made one or more Permitted
Acquisitions during any such period, Consolidated Fixed Charges shall be adjusted on a pro forma basis to give effect to all Permitted Acquisitions as if they had occurred at the beginning of such period; and provided further that if any Loan Party shall have effected one or more Permitted Asset Transfers during such period, Consolidated Fixed Charges shall be adjusted on a pro forma basis to give effect to all such Permitted Asset Transfers as if they had occurred at the beginning of such period. The pro forma adjustments described in the previous sentence shall be made based upon historical financial statements for the four (4) fiscal quarters prior to the date of such Permitted Acquisition or Permitted Asset Transfer, as the case may be, which historical financial statements shall be reasonably satisfactory to the Agent."

            (d) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Consolidated Funded Debt" and inserting in lieu thereof, the following:

                  "Consolidated Funded Debt shall mean (i) as of any date of determination through but not including the Spin-Off Consummation, any Indebtedness of NovaCare and its Subsidiaries to persons other than NovaCare and its Subsidiaries, determined and consolidated in accordance with GAAP, and (ii) as of any date of determination on and after the Spin-Off Consummation, any Indebtedness of NovaCare and its Subsidiaries (other than NovaCare PEO), to persons other than NovaCare and its Subsidiaries determined and consolidated in accordance with GAAP. Any items which are included in more than one clause of the definition of Indebtedness shall not be counted more than one time in computing the amount of Consolidated Funded Debt."

            (e) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Consolidated Net Income" and inserting in lieu thereof, the following:

                  "Consolidated Net Income shall mean (i) for any period of determination for periods prior to the Spin-Off Consummation, the net income of NovaCare and its Subsidiaries for such period determined and consolidated in accordance with GAAP, and (ii) for any period of determination for periods on and after the Spin-Off Consummation, the net income of NovaCare and its Subsidiaries (other than NovaCare PEO) for such period determined and consolidated in accordance with GAAP, except that in the case of amounts under either the forgoing clause (i) or (ii), there shall be excluded from such net income any increases or decreases in income or expenses resulting from changes in GAAP on and after the Closing Date."

            (f) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Consolidated Net Worth" and inserting in lieu thereof, the following:

                  "Consolidated Net Worth shall mean (i) as of any date of determination for periods prior to the Spin-Off Consummation, total stockholders' equity of NovaCare and its Subsidiaries as of such date determined and consolidated in accordance with GAAP, and (ii) as of any date of determination for periods on and after the Spin-Off Consummation, total stockholders' equity of NovaCare and its Subsidiaries (other than NovaCare PEO) as of such date determined and consolidated in accordance with GAAP."

            (g) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting, in its entirety the definition of "Excluded Entities" and inserting in lieu thereof, the following:

                  "Excluded Entities shall mean collectively (i) any Minority Subsidiary or Unaffiliated Managed Company in which a Loan Party has made a Restricted Investment permitted by Section 8.02(i)(v); (ii) the Excluded Qualifying Subsidiaries; and (iii) effective upon the Spin-Off Consummation, NovaCare PEO; and Excluded Entity shall mean separately any of the Excluded Entities."

            (h) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting in its entirety the definition of "Intercompany Indebtedness" and inserting in lieu thereof, the following:

                  "Intercompany Indebtedness shall mean, for periods prior to the Spin-Off Consummation, all Indebtedness of NovaCare or any of its Subsidiaries, as maker, to NovaCare or any other Subsidiary, as holder, and for periods on or after the Spin-Off Consummation, all Indebtedness of NovaCare or any of its Subsidiaries (other than NovaCare PEO), as maker, to NovaCare or any other Subsidiary, as holder. It is expressly agreed that for periods on or after the Spin-Off Consummation, neither NovaCare nor any Subsidiary of NovaCare shall make any loans or advances to NovaCare PEO."

            (i) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting clause (C) of the definition of "Minimum Net Worth Requirement" and inserting in lieu thereof, the following new clause (C):

                  "(C) for any period of determination from July 1, 1996 and thereafter, the sum of the amounts under the following clauses (i), (ii), (iii) and (iv) reduced by the amount under the following clause (v): (i) the amount determined under the preceding clause (B) as of June 30, 1996, plus (ii) seventy-five percent (75%) of Consolidated Net Income of NovaCare and its Subsidiaries (other than, for periods on and after the Spin-Off Consummation, the portion of Consolidated Net Income attributable to NovaCare PEO) for each fiscal quarter in which net income was earned (as opposed to a net loss), plus
(iii) to the extent not included in Consolidated Net Income in the preceding clause (ii), one hundred percent (100%) of federal and state income tax refunds (collectively the "Tax Refunds") received by NovaCare or a Subsidiary of NovaCare (other than, for periods on and after the Spin-Off Consummation, federal and state tax refunds attributable to NovaCare PEO) during the period of determination relating to the sale by them of their rehabilitation hospitals during the fiscal year ended June 30, 1995, plus (iv) the proceeds received by NovaCare in connection with the sale of shares of its capital stock after deducting any expenses associated with any sale including proceeds from conversion of the Subordinated Debentures, during the period from July 1, 1996 through (and including) the date of determination, minus (v) the cash purchase price of common stock of NovaCare repurchased by NovaCare during the period of determination, up to an aggregate maximum amount for the repurchase of such common stock of $70,000,000 plus the portion of the Tax Refunds used to repurchase such common stock, for all periods after July 1, 1995."

            (j) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by inserting after the definition of Notes, the following new definition of "NovaCare PEO":

                  "NovaCare PEO shall mean NovaCare Employee Services, Inc., a corporation organized and existing under the laws of the State of Delaware."

            (k) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting the definition of "Permitted Investment in Excluded Entities" in its entirety and inserting, in lieu thereof, the following:

                  "Permitted Investment in Excluded Entities shall mean Restricted Investments in Excluded Entities which do not exceed in the aggregate $50,000,000 for all Excluded Entities or the following amount as to any individual Excluded Entity: (i) $5,000,000, in the case of a Restricted Investment in an Excluded Entity which is a Minority Subsidiary; (ii) $10,000,000, in the case of a Restricted Investment in an Excluded Entity which is a Subsidiary; (iii) $1,000,000, in the case of a Restricted Investment in either an Unaffiliated Managed Company or an entity which is neither a Subsidiary nor a Minority Subsidiary, and (iv) for periods on and after the Spin-Off Consummation, $0, in the case of any Restricted Investment in NovaCare PEO. In addition, the aggregate Restricted Investments in Excluded Entities of the type described in clause (iii) of the preceding sentence shall not exceed $5,000,000. Notwithstanding anything in this Agreement to the contrary, for periods on and after the Spin-Off

Consummation, no Restricted Investments shall be made by NovaCare or any Subsidiary of NovaCare in NovaCare PEO."

            (l) Section 1.01 [CERTAIN DEFINITIONS] shall be amended by deleting the definition of "Permitted Line of Business" in its entirety and inserting, in lieu thereof, the following:

                  "Permitted Line of Business shall mean, for the period commencing on the Closing Date through the Sixth Amendment Effective Date, the Existing Lines of Business; for the period commencing on the Sixth Amendment Effective Date through but not including the date of the Spin-Off Consummation, the business substantially engaged in by NovaCare and its Subsidiaries on the Sixth Amendment Effective Date, rehabilitation and subacute care management and consulting businesses, the ownership and operation of physician practice groups specializing in occupational medicine and the ownership and operation of Professional Employment Organizations; and for periods from and after the Spin-Off Consummation, the business substantially engaged in by NovaCare and its Subsidiaries on the Sixth Amendment Effective Date, rehabilitation and subacute care management and consulting businesses and the ownership and operation of physician practice groups specializing in occupational medicine."

            (m) Section 1.01 [CERTAIN DEFINITIONS] shall be amended to include the following new definitions of "Spin-Off" and "Spin-Off Consummation," which shall be inserted between the definition of "Solvent" and the definition of "Subordinated Debentures," as follows:

                  "Spin-Off shall mean that certain transaction pursuant to which the following shall have occurred: (i) NovaCare shall have either completed a spin-off of a percentage of its ownership interests in, or, caused the issuance, through an initial public offering of stock, of additional shares of capital stock of NovaCare PEO and as a result of such transaction, NovaCare, after giving effect thereto, owned at least 70% of all of the issued and outstanding equity interests of NovaCare PEO, (ii) the aggregate proceeds to NovaCare or NovaCare PEO (in either case, net of all reasonable and customary transaction fees and costs and all federal, state and local income taxes in connection therewith) were at least equal to the amount necessary to repay all indebtedness of NovaCare PEO to NovaCare, including all accrued interest thereon, as of the Spin-Off Consummation, and (iii) a portion of such proceeds were used to repay all outstanding Indebtedness together with accrued interest thereon, of NovaCare PEO to NovaCare.

                  Spin-Off Consummation shall mean the date of the consummation of the Spin-Off in accordance with and subject to the satisfaction of all of the terms and conditions to the effectiveness of the Tenth Amendment."

            (n) Section 1.01 [CERTAIN DEFINITIONS] shall be amended to include the following new definition of "Tenth Amendment" which shall be inserted between the definition of "Subsidiary Shares" and the definition of "Termination Date" as follows:

                  "Tenth Amendment shall mean that certain tenth amendment to this Agreement which is dated as of March 31, 1997 and which is effective as provided therein."

            (o) Section 2.08 [USE OF PROCEEDS], shall be amended and restated in its entirety to read as follows:

                  "2.08 Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used by the Borrowers only for: (i) Permitted Acquisitions and the refinancing of Indebtedness assumed in connection therewith , (ii) the development of health care related businesses and facilities and for periods prior to the Spin-Off Consummation, Professional Employment Organizations, each as permitted under this Agreement, and (iii) general corporate purposes, provided, however, that no portion of the Revolving Credit Loans shall be used directly or indirectly for the purpose of repaying or redeeming the Subordinated Debentures."

            (p)(i) Section 8.01 (m) [CERTIFICATE OF BORROWERS; OTHER REPORTS AND INFORMATION] is hereby amended by adding the following sentence at the end of clause (i) [QUARTERLY FINANCIAL STATEMENTS]:

                  "Notwithstanding anything contained herein to the contrary, for periods on and after the Spin-Off Consummation, the quarterly financial statements of NovaCare and its consolidated Subsidiaries required to be prepared and delivered in accordance with this Section 8.01 (m)(i) shall be prepared on a consolidated basis in accordance with GAAP but without regard to NovaCare PEO."

            (p)(ii) Section 8.01(m) [CERTIFICATE OF BORROWERS; OTHER REPORTS AND INFORMATION] shall also be amended by adding the following sentence at the end of clause (ii) [ANNUAL FINANCIAL STATEMENTS]:

                  "Notwithstanding anything contained herein to the contrary, for periods on and after the Spin-Off Consummation, the annual financial statements of NovaCare and its consolidated Subsidiaries required to be prepared and delivered in accordance with this Section 8.01 (m)(ii) shall be prepared on a consolidated basis in accordance with GAAP but without regard to NovaCare PEO."

            (q) Section 8.02(a) [INDEBTEDNESS.] is hereby amended by deleting clause (vii) in its entirety and inserting the following new clause (vii), in lieu thereof:

                  "(vii) Permitted Intercompany Indebtedness, provided, however, that for periods on or after the Spin-Off Consummation, neither NovaCare nor any Subsidiary of NovaCare shall make any loans or advances to NovaCare PEO."

            (r) Section 8.02 (d) [LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.], shall be amended and restated in its entirety to read as follows:

                  "(d) Liquidations, Mergers, Consolidations, Acquisitions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries (other than NovaCare PEO for any period after the Spin-Off Consummation) to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock or other ownership interests of any other person, provided that

                      (i) any wholly-owned Subsidiary of NovaCare may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties, and

                      (ii) any Loan Party may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of the assets of another Person or of a business or division of another Person (each a "Permitted Acquisition"), provided that each of the following requirements is met:

                           (a) such Person shall be a corporation, limited
liability company or other entity with respect to applicable state law provided that the owners of all stock or other ownership interests in such entity shall not be liable for any obligations of such entity or for the claims of any creditors thereof,

                           (b) if the Loan Parties are acquiring the ownership
interests in such Person, such Person shall join this Agreement as a Borrower or a Guarantor pursuant to Section 11.18 hereof and the owners of such acquired Person shall grant Liens in the stock or other ownership interests in such Person and otherwise comply with Section 11.18 on or before the date of such Permitted Acquisition,

                           (c) the board of directors or other equivalent
governing body of such Person shall have approved such Permitted Acquisition,

                           (d) the business acquired, or the business conducted
by the Person whose ownership interests are being acquired, as applicable, shall be a Permitted Line of Business,

                           (e) no Potential Default or Event of Default shall
exist immediately prior to and after giving effect to such Permitted
Acquisition,

                           (f) after giving effect to such Permitted Acquisition
there shall be Available Revolving Credit Commitments of at least Five Million Dollars ($5,000,000), and

                           (g) the Consideration paid by the Loan Parties for
each Permitted Acquisition shall not exceed Thirty Million Dollars ($30,000,000), and after giving effect to such Permitted Acquisition, the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the current fiscal year of the Loan Parties shall not exceed One Hundred Fifty Million Dollars ($150,000,000) (the "Annual Permitted Acquisition Amount") provided that in no event shall the portion of the Annual Permitted Acquisition Amount utilized to make Permitted Acquisitions of physician practices in the specialty of occupational medicine exceed Forty Million Dollars ($40,000,000) in any fiscal year and in no event shall the portion of the Annual Permitted Acquisition Amount utilized to make Permitted Acquisitions of Professional Employment Organizations in any fiscal year prior to the fiscal year during which the Spin-Off

Consummation occurs exceed Forty Five Million Dollars ($45,000,000). Notwithstanding anything in this Agreement to the contrary, for periods on or after the Spin-Off Consummation, no portion of the Annual Permitted Acquisition Amount shall be utilized to make Permitted Acquisitions of Professional Employment Organizations."

            (s) Section 8.02 (e) [DISPOSITIONS OF ASSETS OR SUBSIDIARIES.], shall be amended and restated in its entirety to read as follows:

                  "(e) Dispositions of Assets or Subsidiaries. Each Loan Party shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except transactions involving (i) any sale, abandonment, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's business; (ii) any sale, transfer, abandonment or lease of assets by any Loan Party which is a wholly owned Subsidiary of NovaCare to NovaCare or any other Loan Party which is a wholly owned Subsidiary of NovaCare;
(iii) any sale, abandonment, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets; or (iv) a sale of assets provided that the sum of the Sale Price received from such sale and from all prior sales permitted under this clause (iv) (but without regard to the Sale Price received in connection with the Spin-Off) does not exceed 5% of Consolidated Net Worth as of the end of the fiscal quarter of NovaCare preceding the date of such sale and provided that the Loan Parties deliver to the Banks evidence of compliance with this clause (iv) before making such sale."

            (t)(i) Section 8.02(i) [LOANS AND INVESTMENTS], clause (iv) shall be deleted in its entirety, and the following clause (iv) shall be inserted in lieu thereof:

                  "(iv) Permitted Intercompany Indebtedness, and Investments by the Loan Parties in other Loan Parties; provided, however, that for periods on or after the Spin-Off Consummation, neither NovaCare nor any Subsidiary of NovaCare shall make any loans or advances to or investments in NovaCare PEO; and"

            (t)(ii) Section 8.02 (i) [LOANS AND INVESTMENTS], shall also be amended by adding the following sentence after the last sentence of clause (v) thereof:

                  "Notwithstanding anything contained in this Section 8.02(i) to the contrary, neither NovaCare nor any other Loan Party shall at any time on or after the Spin-Off Consummation make any loan or advance to, purchase, acquire or own any stock, bonds, notes or securities of, or any other investment or interest in, or make any capital contribution to, or agree, become or remain liable to do any of the foregoing with respect to NovaCare PEO, other than the continued ownership of NovaCare's equity interest of common stock of NovaCare PEO as owned as of the Spin-Off Consummation."

            (u) Section 8.02(k) [MINIMUM CURRENT RATIO], shall be amended by adding the following sentence after the table set forth in such Section:

                  "For periods on and after the Spin-Off Consummation, for purposes solely of this Section 8.02(k), NovaCare PEO shall not be deemed to be a Subsidiary of NovaCare for purposes of calculating the ratio set forth above, and the current assets and current liabilities of NovaCare PEO shall be excluded from calculation of such ratio."

            (v) Section 11.18 [JOINDER OF LOAN PARTIES.], clause (i) shall be amended by adding the following sentence after the last sentence thereof;

                  "Notwithstanding the provisions of this Section 11.18(i) to the contrary, for periods after the Spin-Off Consummation, NovaCare PEO shall not be required to join this Agreement as a Guarantor or Borrower, and further, following the Spin-Off Consummation, any equity interests of NovaCare PEO owned by NovaCare or any Subsidiary of NovaCare shall not be required to be pledged to the Agent for the benefit of the Banks."

            (w) Schedule 1.01(E) [EXCLUDED ENTITIES] to the Credit Agreement shall be amended and restated in its entirety in the form of such Schedule attached hereto, for the purpose of including the Spin-Off Entity as an Excluded Entity.

            (x) Exhibit 8.01(m)(iii) [COMPLIANCE CERTIFICATE] to the Credit Agreement shall be amended and restated in its entirety in the form of such Exhibit attached hereto.

      4.    Conditions of Effectiveness.
            The effectiveness of the Amendment and Consent set forth in this
Part II, Sections 1, 2 and 3 is expressly conditioned upon the occurrence and completion of all of the following to the satisfaction of the Agent, in its sole discretion: (i) the Agent's receipt of counterparts of this Amendment duly executed by the Borrowers, the Guarantors and all of the Banks; (ii) NovaCare's and/or the Spin-Off Entity's receipt, in the aggregate, of proceeds as a result of the Spin-Off, net of all reasonable and customary transaction fees and costs and net of federal, state and local income taxes in connection with the Spin-Off in an amount at least equal to the amount necessary to repay all indebtedness of the Spin-Off Entity to NovaCare, including all accrued interest thereon, as of the date of consummation of the Spin-Off; (iii) a portion of the proceeds of the Spin-Off shall be used, on the date of the consummation of the Spin-Off, by the Spin-Off Entity to repay all of the outstanding Indebtedness of the Spin-Off Entity to NovaCare, together with accrued interest thereon; (iv) the Spin-Off shall have occurred on or before September 30, 1997; (v) after giving effect to the Spin-Off, NovaCare shall own at least 70% of all of the issued and outstanding equity interests of the Spin-Off Entity; (vi) NovaCare shall have delivered to the Agent copies of all Spin-Off Documents prior to the consummation of the Spin-Off, which shall all be in form and substance satisfactory to the Agent, the Spin-Off shall have been consummated in accordance with the Spin-Off Documents and the President, Chief Executive Officer or Chief Financial Officer of NovaCare shall have delivered to the Agent a Certificate certifying the consummation of the Spin-Off in accordance with the Spin-Off Documents and attaching a true and complete copy of the Spin-Off Documents, as certified by such officer; (vii) the Agent's receipt of a certificate signed by the President, Chief Executive Officer or Chief Financial Officer of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of the Spin-Off and this Amendment and that all conditions to the effectiveness of this Amendment have been met; and (viii) the Agent's receipt of an opinion of Peter D. Bewley, General Counsel of the Loan Parties reasonably satisfactory to the Agent [including without limitation customary opinions regarding with respect to the Spin-Off the compliance with all securities laws, including 10b(5) and a Prior Security Interest of remaining stock by NovaCare after the Spin-Off.] Further, the representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), the Loan Parties shall have performed and complied with all covenants and conditions contained herein and in the Loan Documents; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and there shall be delivered to the Agent for the benefit of each Bank a certificate of the President, Chief Executive Officer or Chief Financial Officer of the Loan Parties dated as of the date hereof certifying as to each of the foregoing.

PART III:  MISCELLANEOUS

      1.    Effective Date of Waiver.

            This Amendment shall be dated as of the date and year first above written, provided, however that the provisions of Part I hereof shall be effective only upon the satisfaction of all Conditions of Effectiveness set forth in Part I, Section 4 hereof and provided further that the provisions of
Part II hereof shall be effective only upon the satisfaction of all Conditions of Effectiveness set forth in Part II, Section 4 hereof.

      2.    Full Force and Effect.

            Except as expressly modified and amended by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

      3.    Costs, Expenses, Disbursements.

            The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

      4.    Counterparts.

            This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

      5.    Governing Law.

            This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         [Signature Page 1 of 6 to Tenth Amendment, Waiver and Consent]

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                     BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on
                                     Schedule 6.01(c) of the Credit Agreement
                                     (which Schedule is attached hereto as
                                     Exhibit I) and each of the GUARANTORS
                                     listed on Schedule 6.01(c) of the Credit
                                     Agreement (which Schedule is attached
                                     hereto as Exhibit I), other than those
                                     listed below


By: /s/ Peter D. Bewley              By: /s/ Richard A. McDonald
   ----------------------------         ---------------------------------
                                        Richard A. McDonald
                                     -------------------------------[Name],
   [Seal]                            the  Vice President
                                        ---------------------------[Title]
                                     of each Borrower and Guarantor listed on
                                     Schedule 6.01(c) of the Credit Agreement
                                     (which Schedule is attached hereto as
                                     Exhibit I), other than those listed below,
                                     which is a corporation and of each general
                                     partner of each Borrower and Guarantor
                                     which is a partnership

                                     Address for Notices for each of the
                                     foregoing Borrowers and Guarantors:

                                     1016 West Ninth Avenue
                                     King of Prussia, PA  19406

                                     Telecopier No. (610) 992-3328
                                     Attention:  Chief Financial Officer
                                     Telephone No.  (610) 992-7200

         [Signature Page 2 of 6 to Tenth Amendment, Waiver and Consent]



                                      AGENT:

                                      PNC BANK, NATIONAL ASSOCIATION, as Agent


                                      By:  /s/ Marcie D. Knittel
                                          ---------------------------------
                                      Title: Vice President

                                      Address for Notices:

                                      One PNC Plaza
                                      Fifth Avenue and Wood Street
                                      Pittsburgh, PA  15265

                                      Telecopier No. (412) 762-2784
                                      Attention: Regional Healthcare Group
                                      Telephone No.  (412) 762-8343


                                      BANKS:

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /s/ Marcie D. Knittel
                                          ----------------------------
                                      Title: Vice President

                                      Address for Notices:

                                      One PNC Plaza
                                      Fifth Avenue and Wood Street
                                      Pittsburgh, PA  15265

                                      Telecopier No. (412) 762-2784
                                      Attention: Regional Healthcare Group
                                      Telephone No.  (412) 762-8343

         [Signature Page 3 of 6 to Tenth Amendment, Waiver and Consent]


                                      CORESTATES BANK, N.A.

                                      By: /s/ Jennifer W. Leibowitz
                                         _____________________________________
                                      Name: Jennifer W. Leibowitz
                                      Title: Vice President

                                      Address for Notices:

                                      1339 Chestnut Street
                                      P.O. Box 7618
                                      FC 1-8-3-22
                                      Philadelphia, PA 19101

                                      Telecopier No. (215) 973-2738
                                      Attention:  Jennifer W. Leibowitz
                                                  Assistant Vice President
                                      Telephone No.  (215) 786-3972

                                      FIRST UNION NATIONAL BANK
                                      OF NORTH CAROLINA

                                      By: /s/ Ann M. Dodd
                                         _____________________________________
                                      Name:  Ann M. Dodd
                                      Title: Senior Vice President

                                      Address for Notices:

                                      One First Union Center
                                      301 S. Giles Street
                                      Charlotte, NC  28288-0735

                                      Telecopier No. (704) 383-9144
                                      Attention: Terence Moore
                                                 Assistant Vice President
                                      Telephone No.  (704) 383-5212

         [Signature Page 4 of 6 to Tenth Amendment, Waiver and Consent]


                                       FLEET NATIONAL BANK

                                       By: /s/ Maryann S. Smith
                                           --------------------------------
                                       Name:  Maryann S. Smith
                                       Title: Vice President
                                       Address for Notices:

                                       Health Care and Non Profit Group
                                       Fleet Center MA BOF 04A
                                       75 State Street
                                       Boston, MA 02109-1810

                                       Telecopier No.  (617) 346-0610
                                       Attention:  Maryann S. Smith
                                                   Vice President
                                       Telephone No.   (617) 346-1594

                                       MELLON BANK, N.A.

                                       By:  /s/ Colleen M. Cunniffer
                                           --------------------------------
                                       Name:  Colleen M. Cunniffer
                                       Title:

                                       Address for Notices:

                                       Healthcare Banking
                                       Plymouth Meeting/Exec. Campus
                                       610 W. Germantown Pike
                                       Suite 200/AIM #19E-0246
                                       Plymouth Meeting, PA  19462

                                       Telecopier No. (610) 941-4136
                                       Attention:  Colleen M. Cunniffer
                                                   Vice President
                                       Telephone No.  610-941-8426

         [Signature Page 5 of 6 to Tenth Amendment, Waiver and Consent]


                                       NATIONSBANK, N.A.


                                       By:  /s/ Kevin Wagley
                                          ------------------------------------
                                       Name:  Kevin Wagley
                                       Title: Vice President

                                       Address for Notices:

                                       One NationsBank Plaza
                                       Fifth Floor
                                       Nashville, TN 37239-1697

                                       Telecopier No. (615) 749-4646
                                       Attention:  S. Walker Choppin
                                                   Sr. Vice President
                                       Telephone No. (615) 749-3607

                                       THE BANK OF NEW YORK


                                       By: /s/ Peter H. Abdill
                                           -----------------------------------
                                       Name:  Peter H. Abdill
                                       Title: Vice President

                                       Address for Notices:

                                       Northeastern Division
                                       One Wall Street
                                       22nd Floor
                                       New York, NY 10286

                                       Telecopier No. (212) 635-6999
                                       Attention:  Peter Abdill
                                                   Vice President
                                       Telephone No. (212) 635-6987

         [Signature Page 6 of 6 to Tenth Amendment, Waiver and Consent]


                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                       By: /s/ Jorge Arrieta
                                          ------------------------------------
                                       Name:  Jorge Arrieta
                                       Title: Vice President


                                       Address for Notices:

                                       Healthcare Banking Group
                                       0-1106, Tower 10
                                       200 South Orange Avenue
                                       Orlando, FL  32801

                                       Telecopier No. (407) 237-2491
                                       Attention:  Jeffrey R. Dickson
                                                   First Vice President
                                       Telephone No. (407) 237-4541

STATE OF GEORGIA

COUNTY OF FULTON


            On the 25th day of April, 1997 personally appeared Jorge Arrieta, as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Tenth Amendment Waiver and Consent dated as of _____________, 1997 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                          /s/
                          _______________________________________________
                          Signature of Notary Public, State of Georgia
                          Notary Public, Clayton County, Georgia
                          My Commission Expires November 1, 1998

                          (Print, Type or Stamp Commissioned Name of
                          Notary Public) Personally known   X ;
                                                          ____
                          OR Produced Identification ____________________ Type of identification produced:_______________
                          _______________________________________________

                                    EXHIBIT 1


PART A - Acquisitions made during fiscal quarter ended March 31, 1997 (See attached)

PART B - Acquisitions to be made during fiscal quarter ended June 30, 1997 (See attached)